UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 28, 2015

SOUL AND VIBE INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-173056	38-3829642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 South Hwy 100, Suite 500 St. Louis Park MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (763) 400-8040

Copies to:

Richard A. Friedman, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 21, 2015, for consideration of $50,000 (the “Consideration”), the Company issued a Convertible Note (the “BFC Note”) in the original principal amount of $53,500 (the “Original Principal Amount”) to Black Forest Capital, LLC, an accredited investor (“BFC”).  The Original Principal Amount carries an original issue discount of $3,500.

The BFC Note bears an interest rate of 8% per year, computed on the basis of a 365-day year.  The maturity date is one year from the date that the Consideration under the BFC Note is invested. The Consideration was invested in the Company on April 23, 2015.

At any time within 90 days immediately following the issuance of the BFC Note, the Company may prepay the remaining outstanding balance of the BFC Note upon providing BFC with 5 business days’ notice, provided that (i) the Company pays BFC 110% of the remaining outstanding balance of the BFC Note, (ii) such amount is paid in cash on the next day following the 5 business day notice period, and (iii) BFC may still convert the BFC Note until such prepayment amount is paid in full. At any time following the 90 day period immediately following the issuance of the BFC Note, the Company may prepay the remaining outstanding balance of the BFC Note upon providing BFC with 5 business days’ notice, provided that (i) the Company pays BFC 120% of the remaining outstanding balance of the BFC Note, (ii) such amount is paid in cash on the next day following the 5 business day notice period, and (iii) BFC may still convert the BFC Note until such prepayment amount is paid in full.

The foregoing description of the BFC Note does not purport to be complete and is qualified in its entirety by reference to the full text of the BFC Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities were issued in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act. BFC represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
4.1	BFC Note dated April 21, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUL AND VIBE INTERACTIVE INC.

Date: April 28, 2015	By:	/s/ Peter Anthony Chiodo
Peter Anthony Chiodo
Chief Executive Officer and President

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